SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018

HOPFED BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-23667	61-1322555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4155 Lafayette Road, Hopkinsville, Kentucky 42240

(Address of Principal Executive Offices)

(270) 885-1171

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On May 1, 2017, the Stilwell Group sent a letter to the shareholders of HopFed Bancorp, Inc. (“HopFed” or the “Company”) containing allegations of misconduct by John Peck, the President and Chief Executive Officer of each of HopFed and Heritage Bank USA, Inc., HopFed’s commercial bank subsidiary (“Heritage”). In response, HopFed’s Board of Directors formed a Special Litigation Committee (the “SLC”), comprised of three independent directors, to investigate the allegations. The SLC finished its investigation on February 19, 2018. On February 21, 2018, the SLC provided its Report to the Board of Directors.

The SLC unanimously concluded the following: (1) Mr. Peck’s personal real estate investments did not distract from his duties as President and Chief Executive Officer of each of HopFed and Heritage; (2) Mr. Peck’s acquisition of two properties, in 2009 and 2010, from the former Chairman of the Board and the Board’s Compensation Committee, Gilbert Lee, were not material to Mr. Lee and played no role in influencing Mr. Lee’s views on Mr. Peck’s compensation; (3) the lease of warehouse space by HopFed from Mr. Peck was entirely fair to the Company; (4) legal representation of Mr. Peck related to Mr. Peck’s real estate investments by George M. Carter, Esq. did not conflict with Mr. Carter’s separate legal representation of HopFed and Heritage; and (5) Mr. Carter’s compensation as counsel to HopFed and Heritage was not dependent on his representation of Mr. Peck.

Accordingly, the SLC concluded that the facts did not warrant the Company instituting a lawsuit for breaches of the fiduciary duties of loyalty or care against Mr. Peck; nor did the facts warrant the SLC taking any other remedial action against Mr. Peck.

A copy of the Report on which the SLC based its conclusions is enclosed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Report of the Special Litigation Committee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOPFED BANCORP, INC.

Dated: February 23, 2018	By:	/s/ Michael L. Woolfolk
Michael L. Woolfolk
Executive Vice President, COO
and Secretary